UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 2010

GENERAL MOTORS COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-53930	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03	Material Modification to Rights of Security Holders

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On November 1, 2010, the stockholders of General Motors Company (the “Company”) at a special meeting unanimously approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Stock Increase Amendment”) to (i) increase the number of shares of Common Stock, par value $0.01 (the “Common Stock”) the Company is authorized to issue from 2,500,000,000 to 5,000,000,000, and increase the number of shares of the Preferred Stock, par value $0.01 (the “Preferred Stock”) the Company is authorized to issue from 1,000,000,000 to 2,000,000,000 and (ii) effect a 3 for 1 stock split of the currently outstanding shares of Common Stock.

At the same special meeting, as part of the tax benefits preservation strategy of the Company, the stockholders separately approved unanimously an additional amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Transfer Restriction Amendment”) to implement certain restrictions on the transfer of the Company’s capital stock. The Transfer Restriction Amendment restricts certain transfers of certain shares of the Company’s capital stock (referred to as “corporation securities”) for the purposes of reducing the risk that the Company would experience any “ownership change” (as defined in Section 382 of the Internal Revenue Code of 1986, as amended) that could limit the Company’s ability to utilize its net operating loss carryovers and other tax benefits. “Corporation securities” include, among other things, shares of the Common Stock and Preferred Stock and warrants to purchase the Common Stock. These restrictions are intended to preserve stockholder value by protecting against a limitation on the Company’s ability to use net operating loss carryovers and other tax benefits by restricting any direct or indirect transfer of “corporation securities” if the effect of the transfer would be to:

•	increase the direct or indirect “percentage stock ownership” (as defined in the Transfer Restriction Amendment) by any person or group of persons from less than 4.9% to 4.9% or more; or

•	increase the direct or indirect “percentage stock ownership” of a person or group of persons having or deemed to have a “percentage stock ownership” of 4.9% or more.

Generally, these restrictions are imposed only with respect to the number of shares of “corporation securities” purportedly transferred in excess of the threshold. These transfer restrictions will not apply, however, if such transfer:

•	is authorized by the Board prior to the consummation of the transfer (or, in the case of an involuntary transfer, as soon as practicable after the transaction is consummated);

•

is pursuant to any transaction, including a merger or consolidation, in which all holders of “corporation securities” receive, or are offered the same opportunity to receive, cash or other consideration of which the acquiror will own at least a majority of the outstanding shares of the Common Stock; or

•	is to an underwriter for distribution in a public offering (provided that transfers by such underwriter to purchasers in such offering remain subject to these transfer restrictions).

Further, the restrictions on transfer will not apply to:

•	outstanding shares of the Company’s Series A Preferred Stock;

•

any transfer by a current stockholder Motors Liquidation Company (“MLC”) (or any trust created pursuant to a bankruptcy plan of reorganization of MLC or any other person distributing “corporation securities” pursuant to such a plan) to or for the benefit of (i) creditors of MLC, (ii) beneficiaries of any trust created pursuant to a bankruptcy plan of reorganization of MLC or (iii) MLC (or any other trust created pursuant to a bankruptcy plan of reorganization of MLC or any other person distributing “corporation securities” pursuant to such a plan);

•

any transfer by any person for distribution in the earlier to occur of (i) an initial public offering of the Common Stock (whether such offering is primary or secondary) that is underwritten by a nationally recognized investment bank pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, (other than certain excluded registrations); or (ii) the distribution of shares of the Common Stock beneficially owned by MLC pursuant to its plan of reorganization; and

•	any acquisition of “corporation securities” directly from the Company, whether by exercise of a warrant or otherwise.

The Board may impose, in connection with authorizing any proposed transaction restricted by the Transfer Restriction Amendment, any conditions that it deems reasonable and appropriate and may require affidavits, representations or opinions of counsel from the party who requests such authorization. Any person who makes such request will reimburse the Company for all reasonable out-of-pocket costs and expenses incurred in determining whether to authorize the proposed transfer.

Any attempted transfer that would violate these restrictions will be void as of the date of the purported transfer (i.e., void ab initio), and the purported transferee will not be recognized as the owner of the shares purported to have been transferred, including for purposes of voting and receiving dividends or other distributions. The purported transferor will remain the owner of such transferred shares, and the purported transferee will be required to turn over the transferred shares, together with any distributions received by the purported transferee with respect to the transferred shares, to the Company’s agent, who will attempt to sell such shares in arm’s-length transactions that do not violate the restrictions and then distribute the proceeds in a specified manner.

A legend referring to these restrictions will be placed on each certificate representing shares of “corporation securities” issued prior to the expiration of the restrictions. In the case of uncertificated “corporation securities,” a notation referring to these restrictions will appear on all trade confirmations issued prior to the expiration of the restrictions.

These restrictions expire on the earliest of:

•	the close of business on December 31, 2013, subject to extension as noted below;

•

the repeal of Section 382 of the Internal Revenue Code of 1986, as amended, or any other change in law, if the Board determines that the restrictions are no longer necessary for the preservation of the Company’s net operating loss carryovers and other tax benefits;

•	the beginning of a taxable year for which the Board determines that none of the Company’s net operating loss carryovers and other tax benefits may be carried forward; and

•	such earlier date as the Board determines for the restrictions to terminate.

The December 31, 2013 expiration date may be extended for two additional one-year terms if the Board determines that the extension of the restrictions is reasonably necessary to preserve the Company’s net operating loss carryovers and other tax benefits and is in the best interests of the Company and its stockholders.

The foregoing description of the Stock Increase Amendment and the Transfer Restriction Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments, set forth in the Certificates of Amendment filed as Exhibits 3.1 and 3.2 hereto and incorporated herein by reference.

Previously, on October 5, 2010, the Board of Directors of the Company (the “Board”) approved both the Stock Increase Amendment and the Transfer Restriction Amendment and directed both amendments to be submitted for stockholder approval.

On November 1, 2010 following the stockholders meeting, the certificates of amendment related to the Stock Increase Amendment and the Transfer Restriction Amendment were filed with the Secretary of State of Delaware.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of General Motors Company, dated November 1, 2010

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of General Motors Company, dated November 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

November 3, 2010	By:	/s/ Nick S. Cyprus
(Date)		Nick S. Cyprus
Vice President, Controller and
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of General Motors Company, dated November 1, 2010

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of General Motors Company, dated November 1, 2010